UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2016

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 12, 2016, SemiLEDs Corporation (the “Company”) issued a press release announcing its preliminary financial results for the second quarter of its fiscal year 2016, ended February 29, 2016.

Such information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 12, 2016 (Taiwan time), the Company held its Annual Meeting. At the Annual Meeting, holders of the Company’s common stock voted on three proposals: (1) to elect five directors to hold office until the 2017 Annual Meeting of Stockholders, (2) to ratify the appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2016, and (3) to approve the amendment of the restated certificate of incorporation, as amended, to effect a reverse stock split of our common stock at a ratio determined by the board of directors within a specified range, without reducing the authorized number of shares of common stock.

The final votes cast on the three proposals were as follows:

Proposal 1:

The following individuals were elected to serve as directors for a one-year term ending with the 2017 Annual Meeting of Stockholders by the votes as set forth in the following table:

	Votes For	Votes Withheld	Broker Non-Votes
Trung T. Doan	16,203,281	111,704	5,085,938
Arthur H. del Prado	16,203,281	111,704	5,085,938
Dr. Edward Hsieh	16,210,691	104,294	5,085,938
Scott R. Simplot	16,014,741	300,244	5,085,938
Walter Michael Gough	16,219,171	95,814	5,085,938

Proposal 2:

The appointment of KPMG (Taiwan) as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2016 was ratified by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes (1)

21,241,932	56,093	102,898	0

(1)         This proposal constituted a routine matter. Therefore, brokers were permitted to vote on this proposal without receipt of instructions from beneficial owners.

Proposal 3:

The amendment of the restated certificate of incorporation, as amended, to effect a reverse stock split was approved by the votes set forth in the following table:

Votes For	Votes Against	Abstain	Broker Non-Votes

18,973,457	2,328,812	98,654	0

The Company’s Board has approved a one-for-ten (1:10) Reverse Stock Split. The Company expects to effect the Reverse Stock Split effective as of the close of business on April 15, 2016.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 12, 2016, entitled “SemiLEDs Reports Second Quarter Fiscal Year 2016 Financial Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 12, 2016

SemiLEDs Corporation

	By:	/s/ Christopher Lee

	Name:	Christopher Lee

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated April 12, 2016, entitled “SemiLEDs Reports Second Quarter Fiscal Year 2016 Financial Results.”